April 9, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund

Touchstone Emerging Markets Equity Fund II

Supplement to Prospectus and Summary Prospectus dated January 27, 2012, as amended March 9, 2012, and
Statement of Additional Information dated January 27, 2012

Change in Portfolio Management Team

Effective immediately, Patricia Perez-Coutts has resigned as a Portfolio Manager of the Touchstone Emerging Markets Equity Fund and the Touchstone Emerging Markets Equity Fund II (the “Funds”).  Stephen Way continues to serve as Portfolio Manager and has assumed management responsibility for the Funds.  Mr. Way has been actively involved in the management of the Funds since their inception in 2009 and 2011, respectively.  He has 25 years of investment experience with AGF Investments America, Inc., the sub-advisor of the Funds, with extensive experience in both global and emerging markets, and is the lead architect of the investment process used for the Funds.

303 Broadway  •  Suite 1100  •  Cincinnati, OH  45202-4203

Ph: 800.543.0407  •  www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-56-TFGT-TEMAX-S4-1201
TSF-56-TFGT-TFEMX-S4-1201